IMPORTANT INFORMATION REGARDING THE
FEDERATED HERMES FUNDS

SUPPLEMENT TO CURRENT PROSPECTUSES
With respect to “Appendix B: Sales Charge Waivers and Exchange Features for Shareholders Purchasing Through Certain Financial Intermediaries” (“Appendix B”), the disclosure for Edward D. Jones & Co., L.P. is hereby deleted in its entirety and replaced with the below disclosure. No other changes apply to Appendix B, and, accordingly, the disclosures provided for other financial intermediaries listed on Appendix B remain unchanged.
EDWARD D. JONES & CO., L.P. (EDWARD JONES)
POLICIES REGARDING TRANSACTIONS THROUGH EDWARD JONES
The following information has been provided by Edward Jones
Effective on or after March 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Shareholders purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or statement of additional information (SAI). In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of fund family, or other facts qualifying the purchaser for waivers or discounts. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
FRONT-END SALES LOAD WAIVERS ON CLASS A AND F SHARES AVAILABLE AT EDWARD JONES
Sales charges are waived for the following shareholders and in the following situations:
■ Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
■ Shares purchased in an Edward Jones fee-based program.
■ Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
■ Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
■ Shares exchanged into Class A shares from another share Class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
■ Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones. Edward Jones will be responsible for any remaining CDSC due to the fund company, if applicable.
CDSC WAIVERS ON A, B, C AND F SHARES AVAILABLE AT EDWARD JONES
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder will be responsible to pay the CDSC except in the following conditions:
■ Shares sold upon the death or disability of the shareholder.
■ Shares sold as part of a systematic withdrawal plan (limited to up to 10% per year of the account value).
■ Return of excess contributions from an Individual Retirement Account (IRA).
■ Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
■ Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
■ Shares exchanged in an Edward Jones fee-based program. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable.
■ Shares acquired through a right of reinstatement.
■ Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

FRONT-END LOAD DISCOUNTS AVAILABLE AT EDWARD JONES:
Rights of Accumulation (ROA)
■ The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
■ The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
■ ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (LOI)
■ Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
■ If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
OTHER IMPORTANT INFORMATION REGARDING TRANSACTIONS THROUGH EDWARD JONES
Minimum Purchase Amounts
■ Initial purchase minimum: $250
■ Subsequent purchase minimum: none
Minimum Balances
■ Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
■ A fee-based account held on an Edward Jones platform
■ A 529 account held on an Edward Jones platform
■ An account with an active systematic investment plan or LOI
Exchanging Share Classes
■ At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

The Federated Hermes Funds include all of the share classes of the following portfolios of the listed registrants:
FEDERATED HERMES INCOME SECURITIES TRUST
Federated Hermes Short-Term Income Fund
FEDERATED HERMES INSTITUTIONAL TRUST
Federated Hermes Short-Intermediate Total Return Bond Fund
FEDERATED HERMES MUNICIPAL SECURITIES INCOME TRUST
Federated Hermes Michigan Intermediate Municipal Fund
Federated Hermes Ohio Municipal Income Fund
Federated Hermes Pennsylvania Municipal Income Fund
FEDERATED HERMES SHORT-INTERMEDIATE DURATION MUNICIPAL TRUST
Federated Hermes Short-Intermediate Municipal Fund
February 25, 2021

Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455387 (2/21)
© 2021 Federated Hermes, Inc.